Exhibit 10.3

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT BETWEEN CORNERSTONE REALTY INCOME

TRUST, INC. AND GLADE M. KNIGHT

FIRST AMENDMENT, dated September 21, 2004, to the Employment Agreement between Cornerstone Realty Income Trust, Inc. (the “Company”) and Glade M. Knight (the “Executive”). The Company and the Executive entered into an Employment Agreement as of October 1, 2001. Pursuant to Section 15 of the Employment Agreement, the Company and the Executive have the power to amend the Employment Agreement and now wish to do so.

NOW THEREFORE, effective September 21, 2004, except as otherwise provided, the Employment Agreement is hereby amended as follows:

I. Section 14 of the Employment Agreement is deleted in its entirety and the remaining Section of the Employment Agreement is renumbered accordingly.

II. Wherever a provision of this Amendment causes a change in any internal cross-reference to any Section or subsection of the Employment Agreement, such cross-reference shall be updated accordingly.

III. In all respects not amended, the Employment Agreement is hereby ratified and confirmed.

IN WITNESS WHEREOF, the Company and the Employee have caused this Amendment to be executed as of the dates set forth below.

CORNERSTONE REALTY INCOME TRUST, INC.

/s/ Stanley J. Olander, Jr.
STANLEY J. OLANDER, JR.

Title: PRESIDENT

Date: 9/21/04

/s/ Glade M. Knight
GLADE M. KNIGHT

Date: 9/21/04